UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Compass Minerals International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109TH ST., SUITE 100 OVERLAND PARK, KS 66210 COMPASS MINERALS INTERNATIONAL, INC. Vote Virtually at the Meeting* February 24, 2022 12:00 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/CMP2022 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D64098-P64720 2022 Annual Meeting Vote by February 23, 2022 11:59 PM ET. For shares held in a Plan, vote by February 21, 2022 11:59 PM ET. You invested in COMPASS MINERALS INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 24, 2022. Get informed before you vote View the Notice and Proxy Statement and Transition Report on Form 10-KT online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D64099-P64720 1. Election of Directors Nominees: 1c) Gareth T. Joyce 1a) Kevin S. Crutchfield 1d) Joseph E. Reece 1b) Eric Ford 1e) Lori A. Walker 1f) Paul S. Williams 1g) Amy J. Yoder 2. Approve, on an advisory basis, the compensation of Compass Minerals’ named executive officers, as set forth in the proxy statement. 3. Approve an amendment to the Compass Minerals International, Inc. 2020 Incentive Award Plan. 4. Ratify the appointment of Ernst & Young LLP as Compass Minerals’ independent registered accounting firm for fiscal 2022. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. For For For For For For For For For For